RE-AD MARKETING INC

STOCK SUBSCRIPTION OFFER

To:  Board of Directors

________________________________________________ (the "Undersigned"), whose address is listed below, hereby offers to subscribe for _____________ shares of Common Stock (the "Stock") of RE-AD MARKETING INC, (the "Company") whose address is 4790 Caughlin Pkwy, Ste 387, Reno, NV 89519  The par value of the Common Stock is 0.001. The Undersigned agrees to pay $0.02 per share.

Representations and Warranties of the Undersigned: The Undersigned hereby represents and warrants that:

1.   The Undersigned is over the age of 18, financially responsible, able to meet his/her obligations hereunder and acknowledges this investment may be long term and is by its nature speculative; further, the Undersigned acknowledges he/she is financially capable of bearing the risk of this investment.

2.   The Undersigned acknowledges substantial experience in business or investments in one or more of the following:

                            (i)  knowledge of, and investment experience with, securities such as stocks and bonds;

                            (ii) ownership of interests in new ventures and/or start-up companies;

The Undersigned is capable of bearing the high degree of economic risks and burdens of this investment, including, but not limited to, the possibility of complete loss of all his/her investment capital and the lack of a liquid public market, such that he/she may not be able to readily liquidate the investment whenever desired or at the then current asking price of the Stock.

At no time was the Undersigned presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising.

The Stock which the Undersigned hereby subscribes is being issued pursuant to an S-1 Registration Statement filed with the U.S. Securities and Exchange Commission on behalf of RE-AD MARKETING INC

The foregoing representations and warranties shall be true and accurate as of the date hereof and as of the date of any acceptance of this offer by the Company and shall survive the date of such acceptance by the Company.

3.  Access to and Furnishing Information: The Company has provided the Undersigned with a copy of the prospectus filed with the U.S. Securities and Exchange Commission. The Undersigned hereby acknowledges that he/she has had an opportunity to review and understand the foregoing and has, if he/she deemed necessary, consulted with a legal, tax and/or financial advisor.

4.  Revocation: The Undersigned agrees that he/she shall not cancel, terminate or revoke this agreement or any provisions hereof or any agreement of the Undersigned made hereunder without the written consent of RE-AD MARKETING INC

5.  Notices: All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Undersigned or to the Company at their respective addresses set forth below.

6.  Governing Law: This agreement and other transactions contemplated hereunder shall be construed in accordance with and governed by the laws of the State of Nevada.

7.  Entire Agreement: This offer constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

8.  Subscriber confirms that only Michael Smith solicited the Subscriber to purchase these shares and no other person participated in such solicitation other than Michael Smith

IN WITNESS WHEREOF, the parties hereto have executed this offer as of the date and year set forth below.

_________________________________             _______________________________

Signature                                                  Date

_________________________________                                                                                                      Printed Name of Subscriber

____________________________________________________________________________________

Address                                                                 City                                         State                            Zip

_________________________________                ________________________________

Telephone Number                                                   Email Address

ACCEPTED BY:

_________________________________                                                        __________

Michael Smith, President                                                                                   Date

RE-AD MARKETING INC